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                          OVERLAND EXPRESS FUNDS, INC.

                           Telephone:  1-800-552-9612

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1996
                       AS SUPPLEMENTED ON MARCH 17, 1997

                             INDEX ALLOCATION FUND
                          U.S. GOVERNMENT INCOME FUND
                         CALIFORNIA TAX-FREE BOND FUND

                          -------------------------

             Overland Express Funds, Inc. is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about three of the Company's investment portfolios -- the INDEX ALLOCATION FUND (formerly, the "Asset Allocation Fund"), the U.S. GOVERNMENT INCOME FUND and the CALIFORNIA TAX-FREE BOND FUND (each, a "Fund" and collectively, the "Funds"). Each Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both such classes of shares of each Fund. The investment objective of each Fund is described in each Fund's Prospectus under "Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus, dated May 1, 1996, as supplemented from time to time. All terms used in this SAI that are defined in a Fund's Prospectus will have the meanings assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.
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                               TABLE OF CONTENTS


                                                                                     Page
Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Permitted Investment Activities    . . . . . . . . . . . . . . . . . . . .      5
Special Factors Affecting the California Tax-Free Bond Fund . . . . . . . . . . . . .     15
Management    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
Distribution Plans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
Calculation of Yield and Total Return   . . . . . . . . . . . . . . . . . . . . . . .     24
Determination of Net Asset Value    . . . . . . . . . . . . . . . . . . . . . . . . .     31
Portfolio Transactions    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
Federal Income Taxes    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
Independent Auditors    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
Financial Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
Appendix    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Financial Statements    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1





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                            INVESTMENT RESTRICTIONS

             The Funds are subject to the following investment restrictions, all of which are fundamental policies:

             None of the Funds may:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, (iii) in the case of the Index Allocation Fund, any industry in which the S&P Index becomes concentrated to the same degree during the same period, (iv) securities that are exempt from personal income taxes of the State of California, and (v) the obligations of domestic banks;

             (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the U.S. Government Income Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts and the Index Allocation Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

             (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the U.S. Government Income Fund and the California Tax-Free Bond Fund may make margin payments in connection with options, futures and options on futures and the Index Allocation Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;





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             (6)    make investments for the purpose of exercising control or
management;

             (7) issue senior securities, except to the extent the activities of the Index Allocation Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); or

             (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Index Allocation Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that such Fund may purchase securities with put rights in order to maintain liquidity, and except that such Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

             None of the Funds may, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

             The Funds are subject to the following non-fundamental policies:

             (1) None of the Funds will purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) None of the Funds will invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) Each of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of





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the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             (5) The Index Allocation Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The U.S. Government Income Fund will not purchase puts, calls, straddles, spreads or any combination thereof.

             (7) The U.S. Government Income Fund will not invest any part of its total assets in commodities or commodity futures contracts, provided that such Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts that are "covered" (i.e., the Fund maintains segregated liquid assets in an amount at least equal to the value to the Fund's obligations and marks to market daily such collateral).

             (8) None of the Funds may purchase or sell real estate limited partnership interests.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. Each of the Index Allocation Fund and the California Tax-Free Bond Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in such Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

             Letters of Credit. The Index Allocation Fund and the California Tax-Free Bond Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of investment quality comparable to other permitted investments of such Fund may be used for letter of credit-backed investments.





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             Pass-Through Obligations.  The U.S. Government Income Fund and the
California Tax-Free Bond Fund may invest in pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the U.S. Government Income Fund and the California Tax-
Free Bond Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The U.S. Government Income Fund and the California Tax-Free Bond Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, none of the Funds intends to invest more than 5% of its net assets in when-issued securities during the coming year. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations and other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Municipal Bonds. The California Tax-Free Bond Fund and the Index Allocation Fund may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and





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security of a private user.  Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

             Municipal Notes. The California Tax-Free Bond Fund and the Index Allocation Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes.
Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.





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             The Funds indicated below may engage in the following investment activities:

            Futures Contracts and Options Transactions. The Index Allocation Fund may engage in futures transactions as discussed below. In general, a futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

             The Index Allocation Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

            The Index Allocation Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

            Initially, when purchasing or selling futures contracts the Index Allocation Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.





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            Although the Index Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

            An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

            Stock Index Options. The Index Allocation Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

            The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Index Allocation Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

            When the Index Allocation Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

             Stock Index Futures and Options on Stock Index Futures. The Index Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a





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comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

             Interest Rate Futures Contracts and Options Thereon.   The Index
Allocation Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund also may sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

             The U.S. Government Income Fund may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time it enters into a futures transaction, the U.S. Government Income Fund is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

             The U.S. Government Income Fund may engage only in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by the Fund; (ii) the purchase of the designated debt securities underlying the futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) activities that are incidental to the Funds' activities in the cash market in which the Fund has determined to invest. If the market moves favorably after the Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

             The Index Allocation and U.S. Government Income Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, such Funds would realize a loss in closing out their futures contract sales that would offset any increases in prices of the long-term securities they hold.

             An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a





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position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. Sellers of options on future contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

             Transactions by the Index Allocation Fund and U.S. Government Income Fund in futures contracts and options thereon involve certain risks.
One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such a Fund's portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in these Funds incurring larger losses than would otherwise be the case.

             The Index Allocation Fund and U.S. Government Income Fund may enter into futures contracts and may purchase call and put options on futures contracts that are traded on U.S. commodity exchanges and write call options on such futures contracts.

             Investment in Bond Options by the U.S. Government Income Fund.
The U.S. Government Income Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter ("OTC") options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

             The U.S. Government Income Fund may write put and call options on bonds only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is covered if the U.S. Government Income Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other





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securities held in its portfolio.  A put option is covered if the U.S.
Government Income Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian.

             The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the U.S. Government Income Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the U.S. Government Income Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The U.S. Government Income Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

             Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the U.S. Government Income Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the U.S. Government Income Fund as covered call option writer is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

             The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is "in-the-money." Pending resolution of the issue, the U.S. Government Income Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

             Additional Limitations on Interest Rate Futures and Related Options. In order to comply with undertakings made by the Index Allocation Fund and U.S. Government Income Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Index Allocation Fund will use futures and option contracts, and the Index Allocation and U.S. Government Income Funds will use interest rate futures and option contracts, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures or option contract that will be used as part of a portfolio management strategy and that is incidental to the the Index Allocation Fund's and U.S. Government Income Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1), the "underlying commodity value" (the size of the contract multiplied by its current settlement price) of each such long position with respect to the U.S. Government Income Fund will not at any time exceed the sum of:

             (1) The value of short-term United States debt obligations or other United States dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on such contract;

             (2) Unrealized appreciation on the contract held at the broker; and

             (3) Cash proceeds from existing investments due in not more than 30 days.

             The Index Allocation Fund and U.S. Government Income Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

            Future Developments. The Index Allocation Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

             Investment in Warrants. The U.S. Government Income Fund and the California Tax-Free Bond Fund each may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The U.S. Government Income Fund and the California Tax-Free Bond Fund each may only purchase warrants on securities in which the Fund may invest directly.

         Interest-Rate and Index Swaps. The Index Allocation Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

            The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Index Allocation Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Index Allocation Fund contractually is entitled to receive.

            Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Index Allocation Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

            Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Index Allocation and U.S. Government Income Funds' investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use
of derivatives.   Also, cash maintained by the Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

            The use of derivatives by the Index Allocation and U.S. Government Income Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their respective assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Funds use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.

                         SPECIAL FACTORS AFFECTING THE
                         CALIFORNIA TAX-FREE BOND FUND

             Certain debt obligations held by the California Tax-Free Bond Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. The extent to which the California Legislature will continue to appropriate a portion of the state's general funds to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

             Certain of the municipal securities in which the California Tax-Free Bond Fund may invest may be obligations of California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The California Constitution limits the powers of municipalities to impose and collect ad valorem taxes on real property, which, in turn, restricts the ability of municipalities to service their debt obligations from such taxes.

             For example, Article XIIIA of the California Constitution, as amended, limits ad valorem real property taxes to 1% of the full cash value of the property, defined as the county tax assessor's valuation as of March 1, 1975, plus adjustments not to exceed 2% per year, adjustments upon purchase, change of ownership or new construction after that date, and certain other adjustments. Article XIIIB provides that state and local government appropriations from certain revenue sources each year may not exceed the "appropriations limit" related to such revenue sources set forth for the fiscal year 1978-79, with certain adjustments made for changes in the cost of living and population and certain limited exemptions. Because of the complex nature of Articles XIIIA and XIIIB, ambiguities and possible inconsistencies in their terms, the existence of litigation challenging these provisions and the impossibility of predicting future appropriations and changes in population and cost of living, it is not possible to determine the impact of Article XIIIA or
Article XIIIB or any implementing or related legislation on the municipal obligations in the California Tax-Free Bond Fund or the ability of state or local government to pay the interest on, or repay the principal of, such municipal obligations.

             Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

             Certain debt obligations held by the California Tax-Free Bond Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Address and Age                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 73                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 53                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate Professor of Finance
                                                                             of the School of Business and Accounting at
                                                                             Wake Forest University since 1983.

*Zoe Ann Hines, 46                            Director                       Senior Vice President
                                                                             of Stephens and
                                                                             Director of Brokerage
                                                                             Accounting; and
                                                                             Secretary of Stephens
                                                                             Resource
                                                                             Management.

*W. Rodney Hughes, 69                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

J. Tucker Morse, 51                           Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 39                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE
                  For the Fiscal Year Ended December 31, 1995

                                                                    Total Compensation
                              Aggregate Compensation                 from Registrant
Name and Position                 from Registrant                    and Fund Complex
-----------------             ------------------------               -----------------
Jack S. Euphrat                         $10,188                               $39,750
      Director

*R. Greg Feltus                          0                                       0
      Director

Thomas S. Goho                           10,188                                39,750
      Director

*Zoe Ann Hines                           0                                       0
      Director

*W. Rodney Hughes                        9,438                                 37,000
      Director

Robert M. Joses                          9,938                                 39,000
      Director

*J. Tucker Morse                         8,313                                 33,250
      Director

             Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Directors and Officers of the Company serves in the identical capacity as Officers and Directors of Stagecoach Funds, Inc. and MasterWorks Funds Inc. (formerly, Stagecoach Inc.), and as Trustees and/or Officers of Stagecoach Trust, Master Investment Portfolio, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which is a registered open-end management investment company and each of which is considered to be in the same "fund complex," as such term is defined in Form N-1A under the 1940 Act, as the Company. The Directors are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.

             As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             Investment Adviser. Each of the Funds is advised by Wells Fargo Bank. The Amended Advisory Contract of the Index Allocation Fund and the Advisory Contracts of the other Funds (collectively, the "Advisory Contracts") provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

             Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the U.S. Government Income Fund and the California Tax-Free Bond Fund, average maturities of the portfolios of each of those Funds.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                        1993                           1994                           1995
                                 PAID          WAIVED           PAID           WAIVED           PAID           WAIVED
==========================================================================================================================
Index Allocation
  Fund                           $350,046            $305        $424,899              $0        $424,416              $0

U.S. Government
  Income Fund                     $39,319        $201,104        $230,619         $28,872        $175,052         $13,667

California Tax-Free
  Bond Fund                    $1,475,001        $423,693        $896,680        $748,655      $1,165,976        $248,047


             Sub-Investment Adviser. BZW Barclays Global Fund Advisors ("BGFA") serves as Sub-Investment Adviser to the Index Allocation Fund pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") between the Fund, Wells Fargo Bank and BGFA. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to the Fund in accordance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus. BGFA will furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund and will also furnish such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the Index Allocation Fund. For the years ended December 31, 1993, 1994 and 1995, Wells Fargo Bank paid to WFNIA the sub-advisory fees indicated below:



                                        1993                           1994                           1995
                                 FEES           FEES            FEES            FEES            FEES            FEES
                                 PAID          WAIVED           PAID           WAIVED           PAID           WAIVED
======================================================================================================================
Index Allocation Fund          $350,046         $305          $424,899          $-0-          $177,707          $-0-


             Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of each of its Funds. Stephens, in connection with the Administration Agreements with the Company, furnishes the Company with office facilities and ordinary clerical and bookkeeping services that are not being furnished by Wells Fargo Bank. Stephens also has entered into Distribution Agreements with the Company pursuant to which it has the responsibility of distributing Class A Shares and Class D Shares of the Funds.

             For the years ended December 31, 1993, 1994 and 1995, the Funds paid administrative fees to Stephens as follows:


FUND                                            1993                 1994                   1995
======================================================================================================================
Index Allocation Fund                          $49,481              $66,524              $60,627

U.S. Government Income Fund                    $48,438              $51,898              $37,744

California Tax-Free Bond Fund                  $483,479             $431,734             $384,015

             Shareholder Servicing Agent. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. For the dollar amount of shareholder servicing fees paid by the Class D Shares of the Funds, see "Servicing Plan" below.

             Custodian and Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Funds and as Custodian for the

U.S. Government Income Fund and the California Tax-Free Bond Fund. BZW Barclays Global Investors, N.A. ("BGI" formerly, WFITC) acts as Custodian for the Index Allocation Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian to the U.S. Government Income and California Tax-Free Bond Funds, Wells Fargo Bank receives an asset-based fee and transaction charges. However, BGI is not entitled to receive compensation for its services as Custodian to the Index Allocation Fund so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to such Fund. For the year ended December 31, 1995, none of the Funds paid any custody fees.

             For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank receives a base fee and per-account fees. As of December 31, 1995, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank, as follows:

             FUND                                      1995
             ----------------------------------------------
             Index Allocation   $17,563
             California Tax-Free Bond                  $-0-
             U.S. Government Income                    $-0-

             Underwriting Commissions. For the year ended December 31, 1993, the aggregate dollar amount of underwriting commissions paid to Stephens was $3,604,377 and Stephens retained $3,457,989 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $146,388 of such commissions.

             For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.

             For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.


                               DISTRIBUTION PLANS

             As indicated in the Prospectus, each of the Funds, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the classes of shares of the Index Allocation Fund, the U.S. Government Income Fund and the California Tax-Free Bond Fund were adopted by the Board of Directors; a majority of the directors who were not "interested persons" (as defined in the Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") adopted the Plans.

             Under the Plans for the U.S. Government Income Fund and the California Tax-Free Bond Fund, each of the classes of shares of these Funds may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets. These Plans provide only for the reimbursement of actual expenses.

             Under the Plan for the Index Allocation Fund, this Fund may pay the Distributor, as compensation for distribution-related services, a monthly fee at an annual rate of up 0.75% of the Fund's average daily net assets attributable to the Class A Shares and up to 0.50% of the Fund's average daily net assets attributable to the Class D Shares. The actual fee payable to the Distributor shall, within such limits, be determined from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Index Allocation Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. No Plan may be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the proper Fund, and no material amendment to a Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.

             For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                                     PRINTING &                          COMPENSATION TO
                                                       MAILING           MARKETING         UNDERWRITERS
             FUND                    TOTAL           PROSPECTUS          BROCHURES
==============================================================================================================
Index Allocation
  Class A                               $120,417                N/A               N/A             $120,417
  Class D                                $93,450                N/A               N/A              $93,450

U.S. Government Income
  Class A                                $10,720            $10,720              $-0-                  N/A
  Class D                                $16,582                N/A               N/A              $16,582

California T-F Bond
  Class A                                 $8,543             $8,348              $195                  N/A
  Class D                                $36,643                N/A               N/A              $36,643

             For the year ended December 31, 1995, WFSI and its registered representatives received no compensation under each Fund's Plans.


                                 SERVICING PLAN

             As indicated in the Prospectus of each Fund, each of the Funds has adopted a Servicing Plan (each, a "Servicing Plan" and collectively, the "Servicing Plans") with respect to its Class D Shares. The Board of Directors adopted the Servicing Plans on April 29, 1993. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of any of the Funds and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

             Under each Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of Servicing Agreement related to the Servicing Plans also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of each of the

Funds. The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of each Fund, and no material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Servicing Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Servicing Plans.

             For the years ended December 31, 1993, 1994 and 1995 the Funds paid the following amounts in servicing fees pursuant to the Servicing Plans for the Class D Shares of the Funds:


                                                    1993*                   1994                  1995
========================================================================================================
Index Allocation Fund                            $6,483                 $28,377               $31,150

U.S. Government Income Fund                      $4,801                 $17,454               $8,291

California Tax-Free Bond Fund                    $5,691                 $20,828               $18,322


____________________
*The Class D Shares commenced operations on July 3, 1993.


                     CALCULATION OF YIELD AND TOTAL RETURN

             As indicated in the Prospectus, the Funds may advertise certain total return information for a class of shares computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds may also, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

                 In addition to the above performance information, the Funds may also advertise the cumulative total return of a Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             The average annual total return on the Class A Shares of the Index Allocation Fund for the period since inception (April 7, 1988) to December 31, 1995, assuming the maximum 4.50% sales load and no sales load, was 11.36% and 12.02%, respectively. The average annual total return for the five-year period ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 13.27% and 14.32%, respectively. The average annual total return for the year ended December 31, 1995, assuming a 4.50% sales load and no sales load, was 28.68% and 34.71%, respectively.

             The average annual total return on the Class D Shares of the Index Allocation Fund for the period since inception (July 1, 1993) to December 31, 1995, was 13.71%. The average annual total return on the Class D Shares for the year ended December 31, 1995, assuming payment of the 1% CDSC was 32.80% and no CDSC, was 33.72%.

             The average annual total return on the Class A Shares of the U.S. Government Income Fund for the period since inception of the predecessor fund (April 7, 1988) to December 31, 1995, assuming a 4.50% sales load, was 9.12% and no sales load, was 9.77%. The average annual total return for the five-year period ended December 31, 1995, assuming a 4.50% sales load, was 8.53%, and no sales load, was 9.54%. The average annual total return for the one year ended December 31, 1995, assuming a 4.50% sales load, was 13.89%, and no sales load, was 19.32%.

             The average annual total return on the Class D Shares of the U.S. Government Income Fund since inception (July 1, 1993) to December 31, 1995, was 5.60%. The average annual total return on the Class D Shares for the year ended December 31, 1995, was 17.54%, assuming payment of the 1% CDSC, and 18.54%, assuming no CDSC.

             The average annual total return on the Class A Shares of the California Tax-Free Bond Fund for the period since inception (October 6, 1988) to December 31, 1995, assuming a 4.50% sales load, was 8.16%, and no sales load, was 8.85%. The average annual total return for the five-year period ended December 31, 1995, assuming a 4.50% sales load, was 7.90%, and no sales load, was 8.89%. The average annual total return for the one year ended December 31, 1995, assuming a 4.50% sales load, was 11.15%, and no sales load, was 16.38%.

             The average annual total return on Class D Shares of the California Tax-Free Bond Fund since inception (July 1, 1993) to December 31, 1995, assuming no CDSC, was 5.42%. The average annual total return on the Class D Shares for the one year ended December 31, 1995, was 14.60%, assuming payment of the 1% CDSC, and 15.58%, assuming no CDSC.

             The Funds may advertise the cumulative total return on their respective shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             The cumulative total return on the Class A Shares of the Index Allocation Fund for the period from inception (April 7, 1988) to December 31, 1995, assuming the maximum 4.50% sales load and no sales load, was 130.21% and 141.03%, respectively. The cumulative total return on such shares for the five-year period ended December 31, 1995, assuming the maximum 4.50% sales load and no sales load, was 86.47% and 95.22%, respectively. The cumulative total return on the Class D Shares of the Index Allocation Fundfor the period from inception (July 1, 1993) to December 31, 1995 was 37.89%.

             The cumulative total return on the Class A Shares of the U.S. Government Income Fund for the period from inception of the predecessor Fund (April 7, 1988) to December 31, 1995, assuming the maximum 4.50% sales load was 96.73%, and no sales load, was 105.98%. The cumulative total return on such shares for the five-year period ended December 31, 1995, assuming the maximum 4.50% sales load was 50.55%, and no sales load, was 57.71%. The cumulative total return on the Class D Shares of the U.S. Government Income Fund for the period from inception (July 1, 1993) to December 31, 1995, was 14.59%.

             The cumulative total return on the Class A Shares of the California Tax-Free Bond Fund for the period from inception (October 8, 1988) to December 31, 1995, assuming the maximum 4.50% sales load was 76.57%, and no sales load, was 84.87%. The cumulative total return on such shares for the five-year period ended December 31, 1995, assuming the maximum 4.50% sales load was 46.24%, and no sales load, was 53.08%. The cumulative total return on the Class D Shares of the California Tax-Free Bond Fund for the period from inception (July 1, 1993) to December 31, 1995, was 14.10%.

             As indicated in the Prospectus, the U.S. Government Income Fund and the California Tax-Free Bond Fund may advertise certain yield information for a class of shares. As and to the extent required by the Commission, yield for a class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of a class of shares earned during the period by the maximum offering price per share of a class of shares on the last day of the period, according to the following formula: YIELD = 2[((a-b:-cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of a class of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of a class of shares on the last day of the period. The net investment income of a class of shares of either Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

             The yields on the Class A Shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund for the 30-day period ended December 31, 1995, assuming a 4.50% sales load, were 5.19% and 4.60%, respectively. The yields for the same period, assuming no sales load, were 5.44% and 4.82%, respectively. The yields on the Class D Shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund for the 30-day period ended December 31, 1995, assuming payment of the 1.0% CDSC, were 4.69% and 4.04%, respectively.

             The tax-equivalent yield for a class of shares of the California Tax-Free Bond Fund also will be computed by dividing that portion of the yield for a class of shares which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such class that is not tax-exempt. The tax equivalent yield on the Class A Shares of the California Tax-Free Bond Fund for the 30-day period ended December 31, 1995 (assuming a 4.50% sales load and a 42.40% assumed federal and state tax rate) was 7.99%. Assuming no sales load (and a 42.40% assumed federal and state tax rate), the tax-equivalent yield of the Class A Shares for the 30-day period ended December 31, 1995 was 8.37%. The tax-equivalent yield on the Class D Shares for the 30-day period ended December 31, 1995 (assuming a 42.40% assumed federal and state tax rate and the maximum 1.0% CDSC) was 7.01%.

             The yields for the classes of shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a particular class of shares.

             In addition, investors should recognize that changes in the net asset values of shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for a class of shares may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             The Company may disclose in sales literature, information and statements, the distribution rate of the California Tax-Free Bond Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             From time to time and only to the extent the comparison is appropriate for a class of shares of a Fund, the Company may quote the performance or price-earning ratio of a class of shares of a Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of a Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of a Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of a Fund with respect to the particular industry or sector.

             In addition, performance information for a class of shares of the Index Allocation Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the results of a class of shares of the Fund with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

             From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the Index Allocation Fund's investment strategy and a comparison of this strategy with other investment strategies. In particular, the responsiveness of the Fund to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank, as Investment Adviser, monitor and reallocate investments among the three asset categories described above and in the Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

             The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

             The Company also may discuss in advertising and other types of literature that one of the Funds has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of a class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a class' past performance with other rated investments.

             The Company also may disclose in advertising and other types of literature, information and statements that the Company's investment adviser, Wells Fargo Bank, is listed in Nelson Publications' ("Nelson's") "Top 20" performance rankings as published in the 1994 edition of "America's Best Money Managers." The Nelson survey ranks the performance of money managers in over 30 asset/style categories and is based on analysis of performance composites and surveys of institutional money managers. The Company may also disclose in advertising and other types of sales literature the assets and other categories of assets under management by the Company's investment adviser and the total amount of assets under management by Wells Fargo Investment Management Group ("IMG"). As of December 31, 1995, IMG had $30.1 billion in assets under management.

             The Company may also disclose in advertising, statements and other literature the amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1996 Wells Fargo Bank and its affiliates provided investment advisory services for approximately $56 billion of assets of individuals, trusts, estates and institutions and $17 billion of mutual fund assets.

                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each class of a Fund is determined by Wells Fargo Bank on each day the Exchange is open for trading.

             Securities of the Funds for which market quotations are available are valued at latest prices. Securities of the Index Allocation Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the U.S. Government Income Fund and the California Tax-Free Bond Fund, other than debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Except in the case of equity securities purchased by the Index Allocation Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as the Investment Adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

             Index Allocation Fund. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the- counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Index Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

             In placing orders for portfolio securities of the Index Allocation Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Index Allocation Fundwill not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

             Brokerage Commissions. For the year ended December 31, 1995, the Index Allocation Fund paid brokerage commissions in the amount of $ 5,919. The other Funds did not pay brokerage commissions for the year ended December 31, 1995.

             Securities of Regular Broker Dealers. On December 31, 1995, the U.S. Government Income Fund owned securities of its "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows: $ 303,000 of pooled repurchase agreements of Goldman Sachs & Co. The other Funds did not own securities of their "regular brokers or dealers" on December 31, 1995.

             Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                              FEDERAL INCOME TAXES

             The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a "regulated investment company" under the Internal Revenue Code requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income and net tax-exempt income earned in each year.

             A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates from 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to shareholders.

             Gains or losses on sales of portfolio securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including where a Fund acquires a put or grants a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any tax-exempt interest dividends received by the shareholder thereon. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60%; (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions), the maximum individual rate applicable to net realized capital gains is 28.00% and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35.00% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income in excess of to $11,750 and corporations which have taxable income tax of up to $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

             If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a tax "straddle," discussed below.

             If securities are sold by a Fund pursuant to the exercise of a call option granted by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that each Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit a Fund's ability to grant options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value, pursuant to
Section 1256 of the Code. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark to market rule and the "60%/40%" rule.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256, discussed above. If a regulated investment company were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If, in the opinion of a Fund, ownership of its shares has or may become concentrated to an extent that could cause the Fund to be deemed a personal holding company within the meaning of the Code, the Fund may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Dividends will be declared daily with respect to the U.S. Government Income Fund and the California Tax Free Bond Fund based on these Funds' respective daily earnings. However, for federal income tax purposes, each Fund's respective earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year each Fund's respective declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

Special Tax Considerations for the California Tax-Free Bond Fund.

             Federal -- The portion of total dividends paid by the California Tax-Free Bond Fund with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the California Tax-Free Bond Fund to pay exempt- interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the California Tax-Free Bond Fund assets must consist of tax-exempt securities. Not later than 60 days after the close of its taxable year, the California Tax-Free Bond Fund will notify each shareholder of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends.

The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by such Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Free Bond Fund shares is not deductible for federal income tax purposes to the extent the shareholder receives exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of federal income tax.

             In addition, the IRS has devised federal alternative minimum tax ("AMT") rules to ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Funds. In this connection, the rules regarding the possible unavailability of exempt dividend treatment to substantial users are similar for federal and California state tax purposes. Furthermore, shareholders will not be permitted to deduct any of their share of Fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders of such Funds, exempt- interest dividends paid by a Fund are included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28.00% and corporations at a maximum rate of 20.00% Shareholders with questions or concerns about AMT should consult their tax advisors.

             California -- Moreover, if at the close of each quarter of the California Tax-Free Bond Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). Under normal market conditions, the California Tax-Free Bond Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities. The California Tax-Free Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the California Tax-Free Bond Fund will notify each shareholder of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the California Tax-Free Bond Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses allocable to such tax exempt income. Dividends paid by the California Tax-Free Bond Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gain distributions or ordinary income dividends, respectively, for California personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Free Bond Fund shares is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. California exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Shares of the California Tax-Free Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.


                                 CAPITAL STOCK

             Each of the Funds is comprised of two classes of shares, Class A Shares and Class D Shares. With respect to matters that affect one class but not another, the shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory contract is a matter to be determined separately by Fund or portfolio. Approval by the shareholders of one Fund or portfolio is effective as to that Fund or portfolio whether or not sufficient votes are received from the shareholders of the other Funds or portfolios to approve the proposal as to those Funds or portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of a class of shares represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding class of shares. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.

             Each share of a class of a Fund or portfolio represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund or portfolio as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or portfolio are entitled to receive the assets attributable to that Fund or portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             As of February 29, 1996, the shareholders identified below were known by the Company to own the percentage indicated below of outstanding shares of the Funds in the following capacity:

                                     Name and Address                  Percentage
       Name of Fund                   of Shareholder                     of Class         Capacity
       ------------                --------------------                ------------       --------
Index Allocation Fund
   Class A Shares                Stephens Inc.                            7.19%          Record
                                  For Exclusive Benefit
                                   of Customers
                                 P.O. Box 34127
                                 Little Rock, AR  72203

Index Allocation Fund
   Class D Shares                Merrill Lynch Pierce                    26.71%          Record
                                  Fenner & Smith Inc.
                                 Trade House Account
                                 Attn:  Book Entry
                                 P. O. Box 30561
                                 New Brunswick, NJ  08989

U.S. Gov't Income
Class A Shares                   Stephens Inc.                            6.40%          Record
                                  For Exclusive Benefit
                                   of Customers
                                 P. O. Box 34127
                                 Little Rock, AR  72203

                                     Name and Address                  Percentage
Name of Fund                        of Shareholder                       of Class        Capacity
------------                     --------------------                  ------------      --------

U.S. Government
  Income Fund
Class D Shares                   Merrill Lynch Pierce                    19.56%          Record
                                  Fenner & Smith Inc.
                                 Trade House Account
                                 Attn:  Book Entry
                                 P. O. Box 30561
                                 New Brunswick, NJ  08989

                                 Sisters of St. Francis                   9.14%          Record
                                 Attn: Sis. Virginia Spiegel
                                 609 South Convert Road
                                 Aston, PA  19014

                                 Rocky Mountain Lions Eye                10.29%          Record
                                 Institute Foundation, Inc.
                                 c/o Harold Hein
                                 7087 Parfet Street
                                 Arvada, CO  80004

                                 Southwest Securities Inc. FBO            5.74%          Record
                                 Attn: Vonnie Wade
                                 Acct 83374422
                                 1201 Elm Street - Suite 4300
                                 Dallas, TX  75270

California Tax-Free
     Bond Fund
   Class D Shares                Merrill Lynch Pierce                    39.07%          Record
                                  Fenner & Smith Inc.
                                 Trade House Account
                                 Attn:  Book Entry
                                 P. O. Box 30561
                                 New Brunswick, NJ  08989

                                 Stephens Inc.                           28.27%          Record
                                  For Exclusive Benefit
                                   of Customers
                                 P. O. Box 34127
                                 Little Rock, AR  72203

                                     OTHER

             The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. The address of KPMG Peat Marwick LLP is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The audited portfolio of investments, financial statements and independent auditors' reports for each Fund for the year ended December 31, 1995, are incorporated into this SAI by reference to Amendment No. 8 to the Registration Statement on Form N-1A of Master Investment Trust (SEC File No. 811-6415) as filed with the SEC on March 21, 1996. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.


Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong."

Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.





                                      A-2